                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     February 13, 1996 (November 30, 1995)
                     -------------------------------------
              Date of Report (Date of earliest event reported):


                              MICROS SYSTEMS, INC.
                              --------------------
           (Exact name of registrant as specified in its charter)



        Maryland                    0-9993                  52-1101488
        --------                    ------                  ----------
(State of Incorporation)   (Commission File Number)       (IRS Employer-
                                                        Identification No.)


            12000 Baltimore Avenue, Beltsville, MD                20705
            ----------------------------------------              -----
            (Address of principal executive offices)               (Zip Code)


                                  301-210-6000
                                  ------------
                        (Registrant's telephone number)

Item 2.   Acquisition or Disposition of Assets.

                 As previously disclosed in a Current Report on Form 8-K, filed on December 14, 1995, a wholly-owned subsidiary of MICROS Systems, Inc. ("MICROS" or the "Company") had purchased Fidelio Software GmbH of Germany ("Fidelio"), the leading information systems provider for the global hotel industry. MICROS, which had owned 30% of Fidelio, purchased the remaining 70% of stock for approximately $28,800,000, effective December 1, 1995. The financial statements of Fidelio and proforma financial information relating to the acquisition, required to be filed in connection with the acquisition pursuant to Items 7(a) and (b) of Form 8-K, are included herewith. The unaudited proforma condensed balance sheet at September 30, 1995 attached hereto as an exhibit, gives effect to the Fidelio acquisition as if it had occurred at September 30, 1995. The unaudited proforma condensed combined statements of operations for the three months ended September 30, 1995 and the year ended June 30, 1995 attached hereto as an exhibit give effect to the Fidelio acquisition as if it had been consummated at the beginning of the earliest period presented. The unaudited proforma financial data attached hereto as an exhibit should be read in conjunction with the notes thereto.
The unaudited proforma condensed financial statements do not purport to represent what the MICROS' results of operations or financial position actually would have been had such transactions and events occurred on the dates specified, or to project MICROS' results of operations or financial position for any future period or date. The proforma adjustments are based upon available information and certain adjustments that management of MICROS believes are reasonable. In the opinion of management of MICROS, all adjustments have been made that are necessary to present fairly the following unaudited proforma financial data.

Item 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)     Exhibits.

                 99.1 Financial Statements of Acquired Business, as required by Item 7(a).

                 99.2     Proforma Financial Information, as required by Item
                          7(b).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 13, 1996        MICROS SYSTEMS, INC.
                                --------------------
                                (Registrant)


                                By: /s/ GARY C. KAUFMAN
                                    -------------------
                                    Gary C. Kaufman, Vice President Finance
                                    and Administration/Chief Financial Officer

                                 EXHIBIT INDEX

                                                                        PAGE
                                                                        ----
    99.1     Financial Statements of Acquired Business.

    99.2     Proforma Financial Information.